Exhibit 99.1

SUBSCRIPTION AGREEMENT

For

SCBT FINANCIAL CORPORATION,
A SOUTH CAROLINA CORPORATION

COMMON STOCK, PAR VALUE $2.50

THE COMMON STOCK (“COMMON STOCK” OR “SHARES”) REFERRED TO HEREIN HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“1933 ACT”), AND IS BEING OFFERED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT. THE OFFERING OF SHARES HAS NOT BEEN REVIEWED OR APPROVED BY ANY FEDERAL OR STATE REGULATORY AUTHORITIES AND IS NOT REGISTERED UNDER APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

A PURCHASER OF THE SHARES MUST BE PREPARED TO BEAR THE ECONOMIC RISKS OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE SHARES HAVE NOT BEEN REGISTERED UNDER THE 1933 ACT AND ARE RESTRICTED AS TO TRANSFER-ABILITY.

SUBSCRIPTION AGREEMENT
FOR COMMON STOCK OF

SCBT FINANCIAL CORPORATION
A SOUTH CAROLINA CORPORATION

This Subscription Agreement, dated as of October 27, 2008, is made by and between SCBT Financial Corporation, a South Carolina corporation (the “Company”), and the Subscriber listed in Annex A hereto (“Subscriber”) who is subscribing hereby for shares of Common Stock of the Company (“Common Stock” or “Shares”) distributed to a limited number of qualified persons in connection with the offering of such Shares (the “Offering”).

In consideration of the Company’s agreement to accept Subscriber as a security holder of the Company upon the terms and conditions set forth herein and as further set forth in the Private Placement Memorandum dated October 27, 2008, (the “Memorandum”) provided to Subscriber, the undersigned agrees and represents as follows:

1.                                       Subscription.  The Subscriber hereby irrevocably, except as otherwise expressly provided herein, subscribes to purchase the amount of Shares indicated on Annex A attached hereto for a period of 30 days from the date of this Subscription Agreement in accordance with the terms of this Subscription Agreement; provided, however, that, before the Closing has occurred, the Subscriber may withdraw its subscription by delivering notice of such withdrawal to the Company after a period of 15 days after the date (the “Subscription Date”) that is the later of (x) the first date the Subscriber delivers an executed counterpart of this Subscription Agreement, including all Annexes hereto, to the Company or its authorized representative and (y) the first date the Subscriber delivers the Payment in accordance with Section 3.  Such withdrawal shall have the effect of terminating this Subscription Agreement, effective as of the date such notice is received by the Company in accordance with Section 10(d).  Notwithstanding anything to the contrary in this Subscription Agreement, this Subscription Agreement may be terminated by either the Company or the Subscriber upon written notice to the other if the Closing shall not have occurred on or before November 5, 2008.   A termination of this Subscription Agreement shall not relieve either party from liability for any willful breach of this Subscription Agreement.

2.                                       Acceptance.  This Subscription Agreement sets forth various representations, warranties, covenants and agreements of the Company and the Subscriber, as the case may be, all of which shall be deemed to be made, and shall be effective without further action by the Company or the Subscriber, immediately upon the Company’s acceptance of this subscription and shall thereupon be binding upon the Company and the Subscriber.  Acceptance is evidenced only by execution of the Subscription Agreement by the Company in the space provided at the end of the Subscription Agreement and the Company shall have no obligation hereunder until the Company shall have executed and delivered to the Subscriber an executed copy of this Subscription Agreement.  The Subscriber acknowledges and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription, in whole or in part.  Once accepted by the Company, this Subscription Agreement may not be terminated by the Company unless, before the Closing occurs, the Company determines in good faith that the conditions to the Closing set forth in Section 3 will not be satisfied within 10 days of the date of the Company’s acceptance of this Subscription Agreement by counter-execution and delivery of this Subscription Agreement by the Company.  The Company shall deliver or cause to be delivered notice of such termination to the Subscriber promptly upon making such determination, and such termination shall have the effect of terminating this Subscription Agreement, effective as of the date such notice is received by the Subscriber.  Subject to the foregoing and to the conditions to Closing set forth in Section 3, the Company agrees to use its commercially reasonable efforts to consummate the Closing on the Closing Date (as hereinafter defined).

3.                                       Payment.  The closing of the sale of the shares of Common Stock provided hereby (the “Closing”) will be on October 28, 2008 or some other date selected by the Company before or after that date (the “Closing Date”).  On the date of execution of this Subscription Agreement and at the Closing Date, the Subscriber acknowledges that the Memorandum speaks only as of the date on the cover of the Memorandum, the Company’s public filings with the Securities and Exchange Commission (the “Commission”) which are available at www.sec.gov (referred to generally as the Company’s “SEC Filings”), including with particularity, the Company’s Periodic Reports on Forms 8-K or 8-K/A filed with or furnished to the Commission on October 16, 2008, September 23, 2008, September 9, 2008, July 30, 2008, May 23, 2008, April 23, 2008, and March 21, 2008, its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2008 and March 31, 2008, its Definitive Proxy Statement

dated March 17, 2008, its Annual Report on Form 10-K for the year ended December 31, 2007 (the Company’s 2008 SEC Filings, the “2008 SEC Filings”) speak only as of their filing dates, and that the information contained or incorporated by reference in the Memorandum or SEC Filings may not be correct or complete as of any time subsequent to that date.  Prior to the Closing, the undersigned will pay and deliver the amount set forth on Annex A below (i) in the form of a check payable to “SunTrust Bank, as escrow agent for SCBT Financial Corporation,” which check shall be delivered to Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”) or (ii) a wire transfer to SunTrust Bank, as escrow agent for the Company, pursuant to the instructions in Section 17 below (the “Payment”).  The Company will deliver to the Subscriber a certificate representing the total number of shares of Common Stock purchased by the Subscriber on the Closing Date.  If the Closing does not occur within 30 days of the date of this Subscription Agreement, the Company shall instruct its escrow agent to promptly return the payment to the Subscriber upon the expiration of such 30 day period; and if this Subscription is otherwise terminated in accordance with its terms, the Company shall instruct its escrow agent to promptly return the payment to the Subscriber.

(a)  The obligation of the Subscriber to acquire Shares at the Closing is subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Subscriber (as to itself only):

(i)  the representations and warranties of the Company set forth in this Subscription Agreement (including those set forth in Attachment I) shall be true and correct as though made on and as of the Closing Date (other than representations and warranties that by their terms speak as of another date, which representations and warranties shall be true and correct as of such date), except to the extent that the failure of such representations and warranties to be so true and correct (without giving effect to any qualifiers or exceptions relating to materiality or Material Adverse Effect (as defined in Attachment I hereto)), individually or in the aggregate, does not have and would not reasonably be expected to have a Material Adverse Effect;

(ii)  the Company shall have performed in all material respects all obligations required to be performed by it under this Subscription Agreement at or prior to the Closing;

(iii) the Subscriber shall have received a certificate dated as of the Closing Date signed on behalf of the Company by a senior officer of the Company certifying compliance with Section 3(a)(i) and (ii);

(iv)  no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement;

(v)  the Company shall have timely obtained any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Shares at the Closing, all of which shall be and remain so long as necessary in full force and effect; and

(vi)  the Common Stock (i) shall be designated for listing on the Nasdaq Global Select Market (“Nasdaq”) and (ii) shall not have been suspended, as of the Closing Date, by the Securities and Exchange Commission (the “Commission”) or Nasdaq from trading on Nasdaq nor shall suspension by the Commission or Nasdaq have been threatened, as of the Closing Date, either (A) in writing by the Commission or Nasdaq or (B) by falling below the minimum listing maintenance requirements of Nasdaq.

(b) The obligation of the Company to consummate the Closing is also subject to the fulfillment (or waiver by the Company) at or prior to the Closing of each of the following conditions:

(i)  the representations and warranties of the subscribers in the Offering, as set forth in this Subscription Agreement, shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date;

 (ii)  each subscriber in the Offering shall have performed in all material respects all obligations required to be performed by such subscriber under this Subscription Agreement at or prior to the Closing;

(iii)  if requested by the Company, the Company shall have received a certificate dated as of the Closing Date signed by the Subscriber or an authorized representative of the Subscriber certifying compliance with Section 3(b)(i) and (ii) to the extent relating to such Subscriber; and

(iv)  the Company shall have timely obtained any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Shares at the Closing, all of which shall be and remain so long as necessary in full force and effect; and

(v)  no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

4.                                       Subscriber Representations and Warranties.   The Subscriber hereby makes the following representations and warranties to the Company, Sandler O’Neill and SunTrust Robinson Humphrey, Inc., the Company’s placement agents (the “Placement Agents”):

(a)                                  The Subscriber is the sole and true party in interest and is not purchasing for the benefit of any other person.

(b)                                 The Subscriber has received the Memorandum describing the offering of Shares, has read the Memorandum carefully, is fully familiar with and understands the contents thereof, particularly the “Risk Factors” section included or incorporated by reference therein, and has received no other written communication relating to the offering from the Company or the Placement Agents.

(c)                                  The Subscriber confirms that no representations or warranties have been made to the Subscriber other than those contained in this Subscription Agreement, and that the Subscriber has not relied upon any representation or warranty not contained in the Subscription Agreement.  The foregoing, however, does not limit or modify the representations and warranties of the Company set forth in this Subscription Agreement or the right of the Subscriber to rely thereon.

(d)                                 The Subscriber is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “1933 Act”) by reason of at least one of the categories the Subscriber has checked on Annex B attached hereto, has the ability to bear the risks of an investment in the Company for an indefinite period and is suitable to be an investor in a private offering.

(e)                                  The Company has answered all inquiries raised by the Subscriber or its representatives.  The Subscriber has taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereby.  No person or other entity other than the Company or its authorized representatives has offered the Shares to the Subscriber.  The foregoing, however, does not limit or modify the representations and warranties of the Company set forth in this Subscription Agreement or the right of the Subscriber to rely thereon.

(f)                                    The offer to sell the Shares was directly communicated to the Subscriber in such a manner that the undersigned was able to ask questions of and receive answers from the Company or the Placement Agents concerning the terms and conditions of this offering.  At no time was the Subscriber presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or general advertising.

(g)                                 The Subscriber is aware that an investment in the Company is highly speculative and subject to substantial risks, including the loss of the Subscriber’s entire amount invested in the Company.  The undersigned is capable of bearing the high degree of economic risk and burdens of this investment, including, but not limited to, the possibility of a complete loss and the absence of a public market and the restrictions on transferability of the Shares, which may make the liquidation of this investment impossible for an indefinite period.

(h)                                 The Subscriber understands (i) that the Shares subscribed for hereby have not been registered under the 1933 Act or any applicable state securities law and are being offered in reliance upon an exemption therefrom for a non-public offering and that the Company’s reliance on such exemption is based in part upon the representations, warranties and agreements of the Subscriber contained in this Subscription Agreement; (ii) that the Shares must be held indefinitely unless the sale thereof is registered under the 1933 Act, or, in the opinion of counsel reasonably acceptable to the Company, an exemption for such registration is available (which opinion shall be provided in writing to the Company, unless such requirement is waived by the Company); and (iii) that the sale or transfer of the Shares must comply with the securities laws of the jurisdictions applicable to that transaction and, in each case, in compliance with the restrictions on transfer set forth in this Subscription Agreement.

(i)                                     The Subscriber understands (i) that the Shares have not been registered or qualified with or reviewed by any state securities administrator or other regulatory authority and (ii) that the Shares may not be transferred without registering them under applicable state securities laws unless the transfer is exempt from such registration.

(j)                                     The Shares are being purchased solely for the Subscriber’s own account for investment purposes and not for the account of any other person, nor with a view to distribution in violation of the 1933 Act, and no other person has a direct or indirect beneficial interest in the Shares.  The Subscriber has no agreement with any other Person to distribute any of the Shares.  As used herein, “Person” means any natural person, corporation, trust, association, limited liability company, partnership, joint venture or other entity and any government, governmental agency, instrumentality or political subdivision.

(k)                                  The Subscriber understands that without the prior written consent of the Board of Directors of the Company, until such time as any and all material non-public information, if any, disclosed to the Subscriber has been disclosed publicly or until such time as such information is no longer considered material, neither the Subscriber nor any of its affiliates (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended), acting alone or as part of a group, will: (a) acquire, propose, or offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any securities or direct or indirect rights to acquire any securities of the Company, or (b) sell any securities of the Company.

(l)                                     All information that the Subscriber has provided to the Company concerning the Subscriber in this Subscription Agreement is correct and complete as of the date set forth above; and if there should be any adverse change in such information prior to the acceptance of this subscription, the Subscriber will immediately provide the Company with such corrected information.

(m)                               The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares.

(n)                                 If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust, or estate: (i) the undersigned has been duly authorized and is duly qualified to execute and deliver this Subscription Agreement and all other instruments executed and delivered on behalf of such partnership, corporation, limited liability company, trust or estate in connection with the purchase of the Shares; (ii) the signature of the undersigned is binding upon such partnership, corporation, trust or estate; (iii) such entity has not been formed for the specific purpose of acquiring the Shares; (iv) the partnership, corporation, trust, or estate is duly authorized to purchase and hold such Shares; and (v) the partnership, corporation, trust, or estate has its principal place of business at the address set forth on the signature page.

(o)                                 If the Subscriber is not a natural person, the Subscriber is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or other formation.

(p)                                 The Subscriber has all requisite power and authority (including, if the Subscriber is not a natural person, full corporate or other entity power and authority, or, if the Subscriber is a natural person, full legal capacity) to execute and deliver this Subscription Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Subscription Agreement by the Subscriber and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action, and no further consent or authorization of the Subscriber, or its board of directors, stockholders, members, beneficiaries or others, is required.

This Subscription Agreement, when executed and delivered by the Subscriber, will constitute a legal, valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other laws affecting creditors’ rights generally and general principles of equity).

(q)                                 Either (i) no part of the assets to be used to purchase the Shares constitutes assets of any employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) that is subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or (ii) part of the assets to be used to purchase the Shares constitute assets of one or more employee benefit plans subject to Title I of ERISA or Section 4975 of the Code and the purchase and holding of such Shares is exempt from the prohibited transaction rules of Section 4975 of the Code and Section 406 of ERISA or the purchase and holding of such Shares would not result in such a prohibited transaction.

(r)                                    The Subscriber acknowledges that the Company has given no legal, tax, accounting or business advice regarding the consequences of an investment in the Shares by the Subscriber, that the consequences to the Subscriber of such an investment depend on the Subscriber’s individual circumstances and that the Subscriber has consulted the Subscriber’s own legal, tax, accounting and financial advisors with respect to such matters.

(s)                                  The Subscriber has not distributed any information relating to this investment to any other person (other than to its representatives and advisers who are subject to confidentiality obligations).

(t)                                    The Subscriber is not a registered broker or dealer or an affiliate of a registered broker or dealer.

(u)                                 The Subscriber is not, and immediately following the Closing will not be, an affiliate of the Company.  As used in this Subscription Agreement, the term “affiliate” shall have the meaning under Rule 501(b) of the Securities Act of 1933, as amended.

5.                                       Transferability.  The Subscriber agrees not to transfer or assign the obligations or duties contained in this Subscription Agreement or any of the Subscriber’s interest herein, except to a subsequent purchaser of the Shares (to the extent such obligations, duties and Subscriber’s interest relate to such Shares) acquired by the Subscriber in the Offering that purchases such Shares from the Subscriber in a “Section 4(1-1/2)” private sale or transfer that is permitted by this Subscription Agreement and that does not meet the applicable conditions of Rule 144 of the Securities Act and is not registered pursuant to a registration statement under the Securities Act.

6.                                       Regulation D.  Notwithstanding anything herein to the contrary, every person or entity who, in addition to or in lieu of the Subscriber, is deemed to be a “purchaser” pursuant to Regulation D promulgated under the 1933 Act or any state law does hereby make and join in making all of the covenants, representations and warranties made by the Subscriber.

7.                                       Survival of Representations.  The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance hereof by the Company and shall survive thereafter.  If such representations and warranties shall not be true and accurate in any respect, the undersigned will, prior to such acceptance, give written notice of such fact to the Company specifying which representations and warranties are not true and accurate and the reasons therefor.

8.                                       Indemnification.  The Subscriber agrees to indemnify and hold harmless the Company and the Placement Agents, and their affiliates, directors, controlling persons, agents, attorneys, accountants and employees, from and against all damages, losses, costs and expenses (including reasonable attorneys’ fees) that they may incur by reason of the Subscriber’s failure to fulfill any of the terms or conditions of this Subscription Agreement, or by reason of any breach of the representations, warranties, covenants or agreements made by the Subscriber herein.

In addition to the indemnity provided in the registration rights agreement to be entered into by the Subscriber and the Company as of the Closing Date (the “Registration Rights Agreement”), the Company will indemnify and hold the Subscriber and its directors, officers, stockholders, members, partners, employees and agents

(and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Subscriber (within the meaning of Section 15 of the 1933 Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, a “Subscriber Party”) harmless from any and all damages, losses, costs and expenses (including reasonable attorneys’ fees) that they may incur by reason of any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement.  The Company will not be liable to any Subscriber Party under this Agreement to the extent, but only to the extent, that a loss, claim, damage or liability is attributable to the Subscriber’s breach of any of the representations, warranties, covenants or agreements made by the Subscriber in this Agreement.

Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 8, such Indemnified Person shall promptly notify the Person that is required to provide such indemnity pursuant to this Section 8 (the “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is adversely prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Indemnifying Party and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Indemnifying Party shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

9.                                       Certificate of U.S. Residence and Substitute Form W-9.  To prevent backup withholding on any Shares sold to such Subscriber pursuant to the Offering, the Subscriber is required to provide the Company with (i) the Subscriber’s correct Taxpayer Identification Number (“TIN”), certifying that the TIN provided on the Substitute Form W-9, attached hereto as Annex C, is correct (or that such Subscriber is awaiting a TIN) and that (A) such Subscriber is exempt from backup withholding, (B) the Subscriber has not been notified by the IRS that the Subscriber is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the Subscriber that the Subscriber is no longer subject to backup withholding, and (ii) if applicable, an adequate basis for exemption.  In order to provide a basis for the Company to determine that withholding of tax will not be required with respect to the Subscriber’s purchase of the Shares and future distributions on the Common Stock owned by the Subscriber, the Subscriber certifies the following:

(a)                                  The Subscriber is not a nonresident alien for purposes of U.S. income taxation, nor is the Subscriber a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and the rules and regulations promulgated thereunder) or a nominee for any of the foregoing.

(b)                                 The Subscriber’s U.S. taxpayer identification number or social security number is set forth on the signature page to this Subscription Agreement.

(c)                                  The Subscriber’s home (for individual) or office (for an entity) address is as set forth on the signature page to this Subscription Agreement.

(d)                                 The Subscriber hereby agrees to notify the Company within sixty (60) days of the date on which the Subscriber becomes a nonresident alien individual, or foreign person or a nominee for a nonresident alien or foreign person.  The Subscriber understands that this certification may be disclosed to the Internal Revenue Service by the Company and that any false statement contained herein could be punished by fine, imprisonment, or both.

(e)                                  The Subscriber is not subject to backup withholding because:  (1) the Subscriber is exempt from backup withholding, or (2) the Subscriber has not been notified by the Internal Revenue Service that the Subscriber is subject to backup withholding as a result of a failure to report all interest or dividends, or (3) the Internal Revenue Service has notified the Subscriber that the Subscriber is no longer subject to backup withholding.  (You must cross out this subparagraph (e) if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return).

(f)                                    Under penalties of perjury, the Subscriber declares that the Subscriber has examined this certification and, to the best of the Subscriber’s knowledge and belief, it is true, correct and complete.

10.                                 Miscellaneous.

(a)                                  The Subscriber agrees (i) that the Subscriber may not cancel, terminate or revoke this Subscription Agreement or any agreement of the Subscriber made hereunder except as provided in Section 1 above; provided, however, that the Subscriber’s offer contained in this Subscription Agreement shall be deemed to be revoked on the 30th day after the later to occur of (x) the date the Payment is received in accordance with Section 3 of this Subscription Agreement or (y) the date hereof, in each case, if by such date the Company has not accepted the Subscriber’s offer to purchase the Common Stock in accordance with the terms of this Agreement and (ii) that if the Subscriber is more than one person, the obligations of the Subscriber will be joint and several.

(b)                                 Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Subscriber, the Subscriber does not hereby or in any other manner waive any rights granted to the Subscriber under federal or state securities laws.

(c)                                  Each party agrees to cooperate fully with the other party and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by the other party to reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Subscription Agreement.

(d)                                 Any notices or other communications required or permitted hereunder shall be sufficiently given if sent by registered or certified mail, postage prepaid, return receipt requested, and if to the Company, to 520 Gervais Street, Columbia, South Carolina 29201, Attention: Richard C. Mathis, Executive Vice President and Chief Risk Officer, and if to the Subscriber, at the address set forth following its signature to this Subscription Agreement, or to such other address or to a fax number or email address as either the Company or Subscriber shall designate to the other by notice in writing (including email).

(e)                                  By 9:00 a.m., New York City time, on the trading day immediately following the Closing Date, the Company shall file a Current Report on Form 8-K with the Commission disclosing the material terms of the Offering and any information that the Company has provided to the Subscriber in connection with the Offering that the Company deems to be material non-public information.

11.                                 Understandings of the Subscriber.  The Subscriber acknowledges, understands and agrees that:

(a)                                  The Company reserves the right to reject all or any part of this subscription in its sole and absolute discretion;

(b)                                 The Company in its sole and absolute discretion may determine whether or not to accept any subscriptions from Individual Retirement Accounts;

(c)                                  The Subscriber will be promptly notified by the Company whether this subscription has been accepted, either in whole or in part, and, if so, the Closing Date therefor, and if not accepted in whole, agrees to accept the return of the funds tendered by the Subscriber to the Company as a refund or a return, and in either case without interest or deduction;

(d)                                 The Common Stock shall not be deemed issued to or owned by the Subscriber until the Company shall issue in the name of the Subscriber a certificate evidencing ownership of the Common Stock;

(e)                                  Subject to Section 11(f), the certificate or certificates evidencing any Common Stock shall bear the following or a substantially similar legend and such other legends as may be required by state blue sky laws:

THE COMMON STOCK REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THE COMMON STOCK NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS COMMON STOCK CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THE COMMON STOCK, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH SCBT FINANCIAL CORPORATION (THE “COMPANY”) OR ANY “AFFILIATE” OF THE COMPANY WAS THE OWNER OF THE COMMON STOCK, EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (A) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE COMMON STOCK FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, OR (E) IN ACCORANCE WITH RULE 144 UNDER THE SECURITIES ACT, SUBJECT TO A DULY COMPLETED STOCK POWER AND THE RIGHT OF THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) OR (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT AND THE RIGHT OF THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE CUSTOMARY SELLER AND BROKER REPRESENTATION LETTERS. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON STOCK IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

(f)                                    The restrictive legend set forth in Section 11(e) above shall be removed and the Company shall issue a certificate without such restrictive legend or any other restrictive legend to the holder of the applicable Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), if (i) such Shares are registered for resale under the 1933 Act (provided that, if the Subscriber is selling pursuant to the effective registration statement registering the Shares for resale, the Subscriber agrees to only sell such Shares during such time that such registration statement is effective and such Subscriber is not aware or has not been notified by the Company that such registration statement has been withdrawn or suspended, and only as permitted by such registration statement and in accordance with the related prospectus delivery requirements), (ii) such Shares are sold or transferred pursuant to Rule 144 (if the transferor is not an affiliate of the Company), or (iii) such Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions.  Following the earlier of (i) the date on which the initial registration statement required by the Registration Rights Agreement is first declared effective by the Commission (the “Effective Date”) or (ii) Rule 144 becoming available for the resale of Shares, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to the Shares and without volume or manner-of-sale restrictions, the Company shall cause its outside legal counsel to issue to the Company’s transfer agent the legal opinion referred to in the Irrevocable Transfer Agent Instructions.  Any fees (with respect to the transfer agent, Company’s outside legal counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company.  Following the Effective Date, or at such earlier time as a restrictive legend is no longer required for certain Shares, the Company will no later than three (3) Trading Days following the delivery by the Subscriber to the Company or the Transfer Agent (with notice to the Company) of a legended certificate representing such Shares (duly endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer), (such third Trading Day, the “Legend Removal Date”) deliver or cause to be delivered to such Subscriber a certificate representing such Shares that is free from all restrictive legends.  The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section 11(f).  Certificates for Shares free from all restrictive legends may be transmitted by the Company’s transfer agent to the Subscriber by crediting the account of the Subscriber’s prime broker with DTC as directed by the Subscriber.

(g)                                 The Company shall issue irrevocable instructions to its Transfer Agent, and any subsequent transfer agent in the form of Attachment II attached hereto (the “Irrevocable Transfer Agent Instructions”). The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 11(g) or instructions that are not contradictory therewith will be given by the Company to its transfer agent in connection with this Agreement, and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Subscription Agreement, the Registration Rights Agreement and any other documents entered into in connection herewith or therewith (collectively, the “Transaction Documents”) and applicable law. The Company acknowledges that a breach by it of its obligations under this Section 11(g) will cause irreparable harm to a Subscriber. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 11(g) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 11(g), that the Subscriber shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

(h)                                 The Subscriber acknowledges its primary responsibilities under the 1933 Act and accordingly will not sell or otherwise transfer the Shares or any interest therein without complying with the requirements of the 1933 Act. Except as otherwise provided below, while the above-referenced registration statement remains effective, the Subscriber may sell the Shares in accordance with the plan of distribution contained in the registration statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available.  The Subscriber agrees that if it is notified by the Company in writing at any time that the registration statement registering the resale of the Shares is not effective or that the prospectus included in such registration statement no longer complies with the requirements of Section 10 of the 1933 Act, the Subscriber will refrain from selling such Shares until such time as the Subscriber is notified by the Company that such registration statement is effective or such prospectus is compliant with Section 10 of the 1933 Act, unless the Subscriber is able to, and does, sell such Shares pursuant to an available exemption from the registration requirements of Section 5 of the 1933 Act.  Both the Company and its Transfer Agent, and their respective directors, officers, employees and agents, may rely on this subsection (e) and the Subscriber hereunder will indemnify and hold harmless each of such persons from any breaches or violations of this paragraph.

(i)                                     In order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records; and

(j)                                     The Company shall not be required (i) to transfer on its books any Common Stock that has been purportedly sold or otherwise transferred in violation of any of the provisions of this Subscription Agreement or (ii) to treat as owner of such Common Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Common Stock purportedly shall have been so transferred.

12.                                 Binding Agreement.  The Subscriber agrees that this Subscription Agreement shall survive the death or disability of the undersigned and shall be binding upon the heirs, successors, assigns, executors, administrators, guardians, conservators or personal representatives of the undersigned.

13.                                 Severability.  If any provision of this Subscription Agreement or any part hereof or the application hereof to any person or circumstance shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Subscription Agreement, or the remainder of such provision or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall not be affected thereby and each provision of this Subscription Agreement shall remain in full force and effect to the fullest extent permitted by law.  The parties also agree that if any portion of this Subscription Agreement, or any part hereof or application hereof, to any person or circumstance shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, then such objectionable provision shall be deemed modified to the extent necessary so as to make it valid, reasonable and enforceable.

14.                                 Incorporation by Reference; Company Representations and Warranties.  The statement of the number of Shares subscribed for and related information set forth on Annexes A, B, C, and D hereof are incorporated as integral terms of this Subscription Agreement.  In addition, the Company makes the representations and warranties set forth on Attachment I, which are incorporated as integral terms of this Subscription Agreement, to the Subscriber.  Such representations and warranties of the Company shall survive the Closing until the applicable statute of limitations; provided, however, that the Company’s representations and warranties in Sections 1.2(e)-(u) of Attachment I shall expire eighteen (18) months after the Closing Date.

15.                                 Irrevocable Offer to Purchase.  Except as provided in Section 1 and 10(a) above, execution and delivery of this Subscription Agreement and tender of the payment in accordance with Section 3 above shall constitute an irrevocable offer to purchase the Common Stock indicated for a period of 30 days from the date of this Subscription Agreement in accordance with the terms of this Subscription Agreement, which offer may be accepted or rejected by the Company in its sole and absolute discretion for any cause or for no cause.  Acceptance of this offer by the Company shall be indicated by the execution hereof by an authorized officer of the Company.

16.                                 Confidentiality.  The Subscriber agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information that it may obtain from financial statements or other material submitted by the Company to the Subscriber pursuant to this Subscription Agreement.  Notwithstanding the foregoing, a Subscriber may disclose such information (i) as has become generally available to the public, (ii) as may be required in any report, statement or testimony submitted to any municipal, state or federal regulatory body having jurisdiction over the Subscriber, (iii) as may be required in response to any summons or subpoena or in connection with any litigation (provided the Subscriber makes reasonable efforts to enable the Company to seek a protective order), (iv) in order to comply with any law, order, regulation or ruling applicable to the Subscriber or (v) on a confidential basis to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company.

17.                                 Summary of Documents Being Tendered and Payment of Subscription Price.

The Subscriber hereby tenders the following documents to Sandler O’Neill:

(a)                                  One (1) counterpart, duly executed and filled in by the Subscriber, of this Subscription Agreement and each of Annexes A, B, C, and D hereof; and

(b)                                 One (1) counterpart, duly executed by the Subscriber, of the Registration Rights Agreement by and among the Company and each of the Persons, as defined and listed therein; and

(c)                                  Payment of the amount set forth on Annex A below, in the form of either a certified or bank cashier’s check made payable to “SunTrust Bank, as escrow agent for SCBT Financial Corporation” or a wire transfer of funds to the following account:

SunTrust Bank

ABA #061000104

Corporate Trust Department

Attn:  Olga Warren

Account #9088000008

Ref: SCBT Financial Corporation Escrow 7927619

If the Subscriber has designated a Purchaser Representative, as such term is defined by Regulation D of the 1933 Act, in connection with an evaluation of the merits and risks of the prospective investment in the Company, then additional documentation may be required.

18.                                 Governing Law; Jurisdiction.  All questions concerning the construction, validity, enforcement and interpretation of this Subscription Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that any suit, action or proceeding (a “Proceeding”) concerning the interpretations, enforcement and defense of the transactions contemplated by this Subscription Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

19.                                 Modification.  Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, amended, discharged or terminated except as provided herein and by an instrument in writing signed by the party against whom any waiver, modification, discharge, amendment or termination is sought.

20.                                 Entire Agreement.  This Subscription Agreement (together with the Registration Rights Agreement and the other documents entered into pursuant hereto or thereto) represents the entire understanding of the parties hereto with reference to the transactions contemplated hereby and supersedes any and all other oral or written agreements heretofore made.

IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement as of the date first set forth above.

Annex A

SUBSCRIPTION

Total Shares:

Total Price:

Name in which Shares should be issued:

Annex B

CATEGORY OF ACCREDITED INVESTOR

The Subscriber certifies, represents and warrants that the Subscriber qualifies as an “accredited investor,” as such term is defined in Regulation D promulgated under the 1933 Act, under the following categories which are checked (please check all that apply):

☐	1.

It is a bank, as defined in Section 3(a)(2) of the 1933 Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of employees, if such a plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self directed plan, with investment decisions made solely by persons that are accredited investors.

☐	2.	It is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.
☐	3.

It is an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership not formed for the specific purpose of acquiring an interest in the Company, with total assets in excess of $5,000,000.

☐	4.	It is a director or executive officer of the Company.
☐	5.	It is a natural person who has an individual net worth, or joint net worth with that person’s spouse which on the date hereof exceeds $1,000,000.
☐	6.

It is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same level in the current year.

☐	7.

It is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring an interest in the Company, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the 1933 Act.

☐	8.	It is an entity in which all the equity owners are accredited investors, as described above in paragraph 1 through 7 above.
☐	9.	None of the above paragraphs describe the Subscriber.

Annex C

FEDERAL INCOME TAX BACKUP WITHHOLDING

In order to prevent the application of federal income tax backup withholding, each subscriber must provide us with a correct Taxpayer Identification Number (“TIN”). An individual’s social security number is his or her TIN. The TIN should be provided in the space provided in the Substitute Form W-9 below.

Under federal income tax law, any person who is required to furnish his or her correct TIN to another person, and who fails to comply with such requirement, may be subject to a $50 penalty imposed by the IRS.

Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS. Certain taxpayers, including all corporations, are not subject to these backup withholding and reporting requirements.

If the subscriber has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, “Applied For” should be written in the space provided for the TIN on the Substitute Form W-9.

SUBSTITUTE FORM W-9

Under penalties of perjury, I certify that: (i) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a Taxpayer Identification number to be issued to me), and (ii) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

You must cross out item (ii) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (ii).

Each subscriber should complete this section.

Signature of Subscriber	Signature of Subscriber

Printed Name	Printed Name

Social Security or Employer Identification Number	Social Security or Employer Identification Number

Annex D

FORM OF OWNERSHIP / SIGNATURE PAGES

Please indicate the form of ownership that you desire for the Shares.

☐	Individual (one signature required)

☐	Joint tenants with right of survivorship (both parties must sign)

☐	Tenants in common (both parties must sign)

☐	Community property (one signature required if interest held in one name, i.e., managing spouse; two signatures required if interest held in both names)

☐	Trust (trustee must sign as follows: [name of trustee] as trustee for [name of trust] dated )

☐	Corporation (signature of authorized party or parties)

☐	Partnership (signature of general partner and additional signatures if required by the partnership agreement)

☐	Limited Liability Company (signature of managing member and additional signatures if required by the limited liability company agreement)

INDIVIDUAL SUBSCRIBERS ONLY

Signature of Subscriber	Signature of Joint Owner

Printed Name of Subscriber	Printed Name of Joint Owner

Subscriber’s Social	Joint Owner’s Social
Security Number	Security Number

Residence Address	Residence Address

City State Zip	City State Zip

Telephone Number	Telephone Number

Email Address	Email Address

CORPORATIONS ONLY

Name of Corporation (print or type)

By:
(Signature of authorized agent)

Title

Taxpayer Identification Number

Corporation’s Address:

Telephone Number

Email Address

LIMITED LIABILITY COMPANIES ONLY

Name of Limited Liability Company (print or type)

By:
(Signature of authorized agent)

Title

Taxpayer Identification Number

Limited Liability
Company’s Address:

Telephone Number

Email Address

PARTNERSHIPS ONLY

Name of Partnership (print or type)*

By:
Signature of a general partner

By:
(Signature of additional general partner if required by partnership agreement)

Taxpayer Identification Number

*                                         Partners should sign a Subscription Agreement or indicate the authority of the partner who signs on behalf of the partnership.

Partnership’s Address:

Telephone Number

Email Address

TRUSTS OR RETIREMENT PLANS ONLY

Name of Trust or Retirement Plan (print or type)*

Name of Trustee or Plan Fiduciary (print or type)*

Date Formed

By:
Trustee’s or Plan Fiduciary’s Signature

Taxpayer Identification Number

*              Please provide a copy of the executed trust agreement if a trustee executes this page.  If a plan fiduciary executes this page, please provide a statement executed by that fiduciary that this investment is in accordance with the terms of the plan and that the fiduciary is authorized to sign.

Trustee/Fiduciary Address:

Telephone Number

Email Address

ACCEPTANCE

ACCEPTED as to                              Shares.

Date:                                    , 2008.

SCBT FINANCIAL CORPORATION

By:

Its: